SUPPLEMENT DATED APRIL 30, 2012
to

PROSPECTUS DATED AUGUST 12, 2011
FOR SUN LIFE SOLUTIONS

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT K

On January 17, 2012, the Board of Trustees of the Huntington Funds approved a proposal to reorganize the Huntington VA New Economy Fund into the Huntington VA Mid Corp America Fund after the close of business on April 27, 2012.

Therefore, Huntington VA New Economy Fund is no longer available for investment and all references to the fund are hereby deleted from the prospectus.

Please retain this supplement with your prospectus for future reference.

Sun Life Solutions (US) 2012